American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

LIMITED-TERM BOND FUND * INTERMEDIATE-TERM BOND FUND
BOND FUND * HIGH-YIELD FUND

Supplement dated August 10, 2001 * Prospectus dated March 1, 2001
Prospectus dated May 1, 2001 (High-Yield C Class only)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested that the following matters be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on November 16, 2001.

The record date for the meeting is August 10, 2001. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about these proposals are expected to be sent to shareholders on or about August 22, 2001.
If approved by shareholders, the proposals will become effective on December 3,
2001.

Limited-Term Bond Fund

Shareholders of the Limited-Term Bond Fund ("Limited-Term Bond") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Short-Term Government Fund
("Short-Term Government") in exchange for shares of Short-Term Government.

Short-Term Government seeks high current income while maintaining safety of principal, and buys short-term securities issued by the U.S. government, its agencies and instrumentalities. The fund also buys mortgage-backed securities, short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government, and high-grade corporate securities up to
20% of net assets. Overall, Short-Term Government has a higher credit quality than Limited-Term Bond, which may lead to lower returns. The total expense ratio of Short-Term Government is lower than the total expense ratio of Limited-Term
Bond.

If the proposal is approved by Limited-Term Bond shareholders, they will receive shares of Short-Term Government on a tax-free basis in exchange for their shares of Limited-Term Bond. The value of a shareholder's account will not change as a result of the transaction.

Intermediate-Term Bond Fund

Shareholders of the Intermediate-Term Bond Fund ("Intermediate-Term Bond") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Diversified Bond Fund
("Diversified Bond") in exchange for shares of Diversified Bond. Diversified
Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Intermediate-Term Bond. The total expense ratio of Diversified Bond is expected to be lower than the total expense ratio of Intermediate-Term Bond.

If the proposal is approved by shareholders, they will receive shares of
Diversified Bond on a tax-free basis in exchange for their shares of
Intermediate-Term Bond. The value of a shareholder's account will not change as a result of the transaction.

Bond Fund

Shareholders of the Bond Fund ("Bond") will be asked to consider and act upon a proposal to transfer substantially all of the fund's assets and liabilities to the American Century Diversified Bond Fund ("Diversified Bond") in exchange for shares of Diversified Bond. Diversified Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Bond.  The total expense ratio of Diversified Bond is expected to be lower than the total expense ratio of Bond.

If the proposal is approved by Bond shareholders, they will receive shares of
Diversified Bond on a tax-free basis in exchange for their shares of Bond. The value of a shareholder's account will not change as a result of the transaction.

                                     (over)

High-Yield Fund

Shareholders of the High-Yield Fund ("High-Yield") will be asked to consider and act upon a proposal to transfer all of the fund's assets and liabilities to the new American Century High-Yield Fund ("new High-Yield") in exchange for shares of new High-Yield. The reason for the transaction is to consolidate the American
Century fixed-income funds under a single Board of Trustees in order to reduce duplicative reporting responsibilities and to promote investment management and operational efficiencies. The investment objectives and strategies and the total expense ratio of new High-Yield are identical to those of High-Yield.

If the proposal is approved by High-Yield shareholders, they will receive shares of new High-Yield on a tax-free basis in exchange for their shares of
High-Yield. The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-26619   0108

American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

GIFTRUST(reg.sm)

Supplement dated August 10, 2001 * Prospectus dated March 1, 2001

The following replaces the section "The Fund Management Team" on page 7 of the prospectus.

THE FUND MANAGEMENT TEAM

The advisor uses a team of portfolio managers, assistant portfolio managers and analysts to manage the fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio manager who leads the team is identified below.

LINDA K. PETERSON

Ms. Peterson, Vice President and Senior Portfolio Manager, has been a member of the team that manages Giftrust since August 2001. She also has been a Portfolio
Manager on the Heritage and VP Capital Appreciation teams since March 1998. She joined American Century in 1986. She served as an Investment Analyst for
American Century's growth-oriented equity funds from April 1994 until February
1998. She has a bachelor's degree in finance from the University of Northern
Iowa and an MBA from the University of Missouri-Kansas City. She is a CFA charterholder.

SH-SPL-26798   0108